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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 6, 2001


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                          SAN JUAN BASIN ROYALTY TRUST
   (Exact name of Registrant as specified in the San Juan Basin Royalty Trust
                                   Indenture)

                TEXAS                                                                       75-6279898
           (State or other                           1-8032                               (I.R.S. Employer
    jurisdiction of incorporation)            (Commission File Number)                 Identification Number)
    ------------------------------            ------------------------                 ----------------------

             BANK ONE, NA
           CORPORATE TRUST                                                                    76113
              DEPARTMENT                                                                    (Zip code)
            P.O. BOX 2604
          FORT WORTH, TEXAS
        (Address of principal
          executive offices)
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       Registrant's telephone number, including area code: (817) 884-4630

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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                              ITEM 5. OTHER EVENTS.

         In a press release dated March 6, 2001, a copy of which is attached hereto as Exhibit 99.1, Bank One, NA, Trustee of the San Juan Basin Royalty
Trust (the "Trust"), announced today the continued increase in anticipated capital expenses of the Trust for the calendar year ending December 31, 2001, as compared to the years ended December 31, 1998 through 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         99.1    -    Press release, dated March 6, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANK ONE, NA
                                        TRUSTEE OF THE SAN JUAN BASIN ROYALTY
                                        TRUST



                                        By:    /s/ Lee Ann Anderson
                                               --------------------------------
                                               Lee Ann Anderson
                                               Vice President


Date:    March 14, 2001

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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                   DESCRIPTION
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
  99.1    -    Press release, dated March 6, 2001.

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